SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                  F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 21, 1995


                  The CIT Group Securitization Corporation II
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        33-59209                                          22-3328188
(Commission File Number)                       (IRS Employer Identification No.)


                                 650 CIT Drive
                          Livingston, New Jersey 07039
             (Address of principal executive offices and zip code)


       Registrants' telephone number, including area code: (201) 740-5000


                                      N/A
         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

     On June 21, 1995 The CIT Group Securitization Corporation II (the "Company") sold $188,000,000 aggregate principal amount of Class A 6.25% Asset Backed Notes (the "Notes") and $12,000,000 aggregate principal amount of 6.55% Asset Backed Certificates (the "Certificates"). The Certificates have the benefit of a Limited Guarantee of The CIT Group Holdings, Inc. annexed hereto as
Exhibit 4.1. The Notes and Certificates (including the interest in the Limited Guarantee) were offered for sale to the public pursuant to a prospectus dated June 14, 1995 (the "Prospectus").

     The Certificates represent an ownership interest in the CIT RV Owner Trust 1995-A (the "Trust") and the Notes represent obligations of the Trust. The Trust was created, and the Certificates were issued, pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture annexed hereto as Exhibit 4.3.

     The property of the Trust consists of a pool of simple interest retail installment sale contracts secured by the new and used recreational vehicles financed thereby (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $44,012,254 which was deposited in a Pre-Funding Account and $414,815 which was deposited in a Capitalized Interest Account. Amounts on deposit in the Pre-Funding Account will be used to purchase additional simple interest retail installment sale contracts secured by the new and used recreational vehicles financed thereby and amount on deposit in the Capitalized Interest Account will be used, to the extent necessary, to make payments of interest on the Notes and Certificates while funds remain on deposit in the Pre-Funding Account, all as described in the Prospectus.

     All of the Contracts were acquired by the Company from The CIT Group/Sales Financing, Inc. pursuant to the terms of a Purchase Agreement annexed hereto as
Exhibit 10, and sold by the Company to the Trust pursuant to a Sale and Servicing Agreement annexed hereto as Exhibit 4.4.

     Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

   Exhibit No.    Description
   ----------     -----------

         1 Underwriting Agreement between The CIT Group Securitization Corporation II and CS First Boston Corporation on behalf of itself and as representative of the several underwriters dated June 14, 1995.

         4.1 Limited Guarantee made by The CIT Group Holdings, Inc. in favor of The First National Bank of Chicago, not in its individual capacity but solely as Owner Trustee, dated as of June 1, 1995.

         4.2 Trust Agreement between The CIT Group Securitization Corporation II and The First National Bank of Chicago as Owner Trustee, dated as of June 1, 1995.

         4.3 Indenture between the CIT RV Owner Trust 1995-A and The Chase Manhattan Bank (National Association) as Indenture Trustee, dated as of June 1, 1995.

         4.4 Sale and Servicing Agreement between The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc. and CIT RV Owner Trust 1995-A, dated as of June 1, 1995.

        10        Purchase Agreement between The CIT Group/Sales Financing, Inc.
                  and The CIT Group Securitization Corporation II, dated as of June 1, 1995.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THE CIT GROUP SECURITIZATION
                               CORPORATION II


                             By:    /s/ RICHARD W. BAUERBAND
                                    -------------------------------
                                    Name:  Richard W. Bauerband
                                    Title: Executive Vice President



Dated: July 6, 1995